UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2018
EVOQUA WATER TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-38272	46-4132761
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

210 Sixth Avenue Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (724) 772-0044
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
As previously announced on October 30, 2018, Evoqua Water Technologies Corp. (the "Company") transitioned from a three-segment structure to a two-segment operating model designed to better serve the needs of customers worldwide. This new structure was effective October 1, 2018, and combined the Municipal services business with the existing Industrial segment into a new segment renamed Integrated Solutions and Services, a group entirely focused on engaging directly with end users. The Products segment and Municipal products businesses were combined into a new segment renamed Applied Product Technologies. This segment is focused on developing product platforms to be sold primarily through third party channels.
The Company is furnishing this Current Report on Form 8-K to provide certain unaudited historical segment information, attached hereto as Exhibit 99.1, for the fiscal years, and related quarters of the fiscal years, ended September 30, 2018, 2017 and 2016, revised to reflect the Company’s new two-segment operating model, to assist investors in making comparisons of financial information for current and future periods with financial information from prior periods. The changes in the segment structure affect only the manner in which the results for the operating segments were previously reported. The Company’s new segment structure has no impact on the Company’s previously reported consolidated statements of operations, consolidated statements of comprehensive income (loss), consolidated balance sheets, consolidated statements of equity or consolidated statements of cash flows. The revised information included in this Current Report on Form 8-K does not represent a restatement of previously issued financial statements, nor does it reflect any subsequent information or events, other than as required to reflect the change in segments as described above.
This Form 8-K should be read in conjunction with the Company’s quarterly and annual reports filed with the Securities and Exchange Commission. Beginning in the Quarterly Report on Form 10-Q for the first quarter of fiscal 2019, all prior period segment information will be recast to reflect the realignment of the Company’s reportable segments.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Company Segment Results (unaudited) for the three years ended September 30, 2018, 2017 and 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 11, 2018		EVOQUA WATER TECHNOLOGIES CORP.

		By:	/s/ Benedict J. Stas
Benedict J. Stas
Chief Financial Officer